U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K / AMENDMENT NO. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 14, 2007

Isdera, North America, Inc.
(Exact name of registrant as specified in its charter)

New York
(State or other jurisdiction of incorporation)

333-138059	11-2885989
(Commission File No.)	(IRS Employer Identification No.)

50 Pine Drive
Cold Spring Harbor New York 11724
(516) 971-3385
(Address and telephone number of principal executive offices and place of business)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13ed-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note: This report amends the Form 8-K dated September 12, 2007 filed by Isdera, North America, Inc. A copy of the resignation letter of Aaron Stein, C.P.A. which has been filed with the Securities and Exchange Commission is annexed hereto as Exhibit 16.1.

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01	Changes in Registrant’s Certifying Accountant.

(a) On August 14, 2007, the Registrant’s Independent Auditor, Aaron Stein, C.P.A., PO Box 406, 981 Allen Lane, Woodmere, NY 11598, 516-569-0520, notified the Registrant that he declined to stand for re-appointment as the Independent Auditor of the Registrant. On August 14, 2007, the management of the Registrant engaged Davis Accounting Group, P.C., located at 1957 W. Royal Hunte Drive #150, P.O. Box 1768, Cedar City, Utah 84720, (435) 865-2808, as its independent auditors to audit its financial statements for the fiscal year ended June 30, 2007. The decision to retain Davis Accounting Group, P.C. was approved by the Registrant's Board of Directors.

During the period of his engagement through August 14, 2007, there were no disagreements between Aaron Stein, C.P.A., and the Registrant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Aaron Stein, C.P.A., would have caused him to make reference to the subject matter of the disagreement in connection with his reports on the Registrant's financial statements.

The Registrant has furnished Aaron Stein, C.P.A. with a copy of this report and Aaron Stein, C.P.A. has furnished a letter addressed to the Securities and Exchange Commission stating whether he agrees with the above statements. A copy of the resignation letter is attached as Exhibit 16.1 to this Form 8-K/Amendment No. 1.

(b) Effective August 14, 2007, Davis Accounting Group, P.C. was retained as independent auditor of the Registrant for the fiscal year ended June 30, 2007. Prior to the engagement, Registrant did not consult with Davis Accounting Group, P.C. regarding the application of accounting principles to a specified transaction, or the type of audit opinion that may be rendered with respect to the Registrant’s financial statements, as well did not consult with Davis Accounting Group, P.C., as to the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the small business issuer's financial statements and either written or oral advice was provided that was an important factor considered by the small business issuer in reaching a decision as to the accounting, auditing or financial reporting issue.

Section 9 — Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits

(c)	Exhibits.

16.1	Letter from Aaron Stein, C.P.A., to the Commission, concerning change in certifying accountant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February , 2008

Isdera, North America, Inc.

By:	/s/ Jing Jiang
Jing Jiang, Chief Executive Oficer